UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Milestone Scientific Inc.

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MILESTONE SCIENTIFIC INC.

Notice of Annual Meeting of Stockholders

To be held on June 4, 2014

To the Stockholders of Milestone Scientific Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Milestone Scientific Inc. (“Milestone” or the “Company”) will be held at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, New York on June 4, 2014 at 9:00 AM Eastern Time for the purpose of considering and acting upon the following:

1.	Election of four (4) directors;

2.	Advisory approval of Baker Tilly Virchow Krause, LLP (formerly Holtz Rubenstein Reminick LLP) as Milestone’s independent auditors for the fiscal year ending December 31, 2014; and

3.	Any and all matters incident to the foregoing, and such other business as may legally come before the meeting and any adjournments or postponements thereof.

The Board of Directors (the “Board”) has fixed the close of business on April 7, 2014 as the record date (the “Record Date”) for determining the stockholders having the right to notice of and to vote at the meeting.

By order of the Board of Directors

/s/ Leslie Bernhard
Leslie Bernhard Chairman of the Board

Livingston, New Jersey

April 24, 2014

IMPORTANT: Every stockholder, whether or not he or she expects to attend the annual meeting in person, is urged to execute the proxy and return it promptly in the enclosed business reply envelope. Sending in your proxy will not prevent you from voting your stock at the meeting if you desire to do so, as your proxy is revocable at your option. We would appreciate your giving this matter your prompt attention.

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Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of

Stockholders to be held on June 4, 2014:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

* * * * * * *

MILESTONE SCIENTIFIC INC.

PROXY STATEMENT

For Annual Meeting of Stockholders

To be Held on June 4, 2014

Proxies in the form enclosed with this statement are solicited by the Board of Directors (the “Board”) of Milestone Scientific Inc. (the “Company” of “Milestone”) to be used at the Annual Meeting of Stockholders and any adjournments thereof, to be held at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, New York on June 4, 2014 at 9:00 AM Eastern Time, for the purposes set forth in the Notice of Meeting and this Proxy Statement (the “Annual Meeting”). The Board knows of no other business which will come before the meeting. This Proxy Statement and the accompanying proxy will be mailed to stockholders on or about April 24, 2014.

THE VOTING AND VOTE REQUIRED

Record Date and Quorum

Only stockholders of record at the close of business on April 7, 2014 (the “Record Date”) are entitled to notice of and vote at the Annual Meeting. On the Record Date, there were 17,780,465 outstanding shares of common stock, par value $.001 per share (“Common Stock”). At the Annual Meeting, each share of Common Stock is entitled to one vote. In the aggregate, 17,780,465 votes may be cast at the Annual Meeting. Shares represented by each properly executed, unrevoked proxy received in time for the meeting will be voted as specified. A quorum will be present at the Annual Meeting if stockholders owning a majority of the Common Stock outstanding on the Record Date are present at the meeting in person or by Proxy.

Voting of Proxies

The persons acting as proxies pursuant to the enclosed proxy will vote the shares represented as directed in the signed proxy. Unless otherwise directed in the proxy, the proxyholders will vote the shares represented by the proxy: (i) for the election of the director nominees named in this Proxy Statement; (ii) for advisory approval of the appointment of Baker Tilly Virchow Krause, LLP (formerly Holtz Rubenstein Reminick LLP) as independent auditors to audit the financial statements of the Company for the fiscal year ending December 31, 2014; and (iii) in the proxyholders’ discretion, on any other business that may come before the meeting and any adjournments of the meeting.

All votes will be tabulated by the Inspector of Elections appointed for the Annual Meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes. Under the Company’s bylaws and Delaware law: (1) shares represented by proxies that reflect abstentions or “broker non-votes” (i.e., shares held by a broker or nominee that are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum; (2) there is no cumulative voting, and the director nominees receiving the highest number of votes, up to the number of directors to be elected, are elected and, accordingly, abstentions, broker non-votes and withholding of authority to vote will not affect the election of directors; and (3) proxies that reflect abstentions and broker non-votes will be treated as unvoted for purposes of determining approval of that proposal and will not be counted as votes for or against that proposal.

Voting Requirements

Directors are elected by a plurality of the votes cast at the Annual Meeting. Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP as Milestone’s independent auditors for the fiscal year ending December 31, 2014, is approved by the affirmative vote of a majority of the votes cast at the Annual Meeting.

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Revocability of Proxy

A proxy may be revoked by the stockholder giving the proxy at any time before it is voted by delivering oral or written notice to the Corporate Secretary of Milestone at or prior to the Annual Meeting, and a prior proxy is automatically revoked by a stockholder giving a subsequent proxy or attending and voting at the Annual Meeting. Attendance at the Annual Meeting in and of itself does not revoke a prior proxy.

Expenses of Solicitation

Milestone will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain directors, officers or employees of Milestone telephonically, electronically or by other means of communication. Milestone will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

PROPOSAL 1

ELECTION OF DIRECTORS

(ITEM 1 ON THE PROXY CARD)

The Board currently consists of four directors: Leslie Bernhard, Leonard A. Osser, Pablo Felipe Serna Cardenas and Leonard M. Schiller. Directors are elected for a term of one year and until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified. The Nominating and Corporate Governance Committee and the Board has nominated the four present directors for re-election to the Board at the Annual Meeting.

It is intended that votes pursuant to the enclosed proxy will be cast for the election of the four nominees named below. In the event that any such nominee should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person, if any, as shall be designated by the Board. Management has no reason to believe these nominees will not be available to serve as a director if re-elected.

The following table sets forth the names and ages of each nominee, the positions and the period during which each has served as a director of Milestone. Information as to the stock ownership of each nominee is set forth under “Security Ownership of Certain Beneficial Owners and Management.” All of the nominees to the Board have been approved, recommended and nominated for re-election to the Board by Milestone’s Nominating and Corporate Governance Committee and by the Board.

The names, ages and titles of our directors and nominees, as of the Record Date, are as follows:

NAME	AGE	POSITION	DIRECTOR SINCE
Leslie Bernhard (2)(3)	70	Chairman of the Board and Director	2003
Leonard A. Osser	66	Chief Executive Officer and Director	1991
Pablo Felipe Serna Cardenas (1)	38	Director	2006
Leonard M. Schiller(1)(2)(3)	72	Director	1997

(1)	Member of the Audit Committee
(2)	Member of the Compensation Committee
(3)	Member of Nominating and Corporate Governance Committee

Recommendation of the Board

The Board recommends that the stockholders vote FOR the election of directors.

The principal occupations and brief summaries of the backgrounds, as of the Record Date, of the directors and nominees are as follows:

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Leslie Bernhard, Chairman of the Board

In October 2009, Leslie Bernhard assumed the position of Chairman of the Board, filing a position left vacant by Mr. Osser who assumed the position of Chief Executive Officer. Leslie Bernhard has been serving as an Independent Director (as defined below) of Milestone since May 2003 and was named Chairman of the Board in September of 2009. She co-founded AdStar, Inc. and since 1986 has served as its President, Chief Executive Officer and Executive Director. AdStar is an application service provider for the newspaper classified advertising industry. Ms. Bernhard’s professional experience and background with AdStar and with us, as one of our directors since 2003, have given her the expertise needed to serve as Chairman of the Board.

Leonard Osser, Chief Executive Officer

Mr. Osser has been Milestone’s Chief Executive Officer and a director since September 2009. Prior to that, he served as the Company’s Chairman from 1991 until September of 2009, and during that time, from 1991 until 2007, was also Chief Executive Officer of the Company. In September 2009, he resigned as Chairman of the Company, but remained a director, and assumed the position of Chief Executive Officer. From 1980 until the consummation of Milestone’s public offering in November 1995, Mr. Osser was primarily engaged as the principal owner and Chief Executive Officer of U.S. Asian Consulting Group, Inc., a New Jersey-based provider of consulting services specializing in distressed or turnaround situations in both the public and private markets. Mr. Osser’s knowledge of our business and background with us since 1980 provides the Board with valuable leadership skills and insight into our business.

Leonard M. Schiller, Director

Mr. Schiller has been a director of Milestone since April 1997. Mr. Schiller has been a partner in the Chicago law firm of Schiller, Klein & McElroy, P.C. since 1977. He has also been President of The Dearborn Group, a residential property management and real estate acquisition company since 1980. Mr. Schiller became a Director of the Gravitas Cayman Corporation in February 2010. Gravitas Cayman Corporation is an Investment Fund. Mr. Schiller’s professional experience and background as an attorney and a partner of a law firm and with us, as one of our directors since 1997, have given him the expertise needed to serve as one of our directors.

Pablo Felipe Serna Cardenas, Director

Mr. Serna Cardenas has been a director of Milestone since June 2006. He is the founder of SPOT Investments, a European-based financial services firm. Previously, from 2001 to 2005, he was a director and Senior Manager at Dynamic Decisions Group Ltd, an equity research and valuation consulting firm. In that capacity, Mr. Serna Cardenas led the corporate finance team at Dynamic Decisions in investment banking and project valuation consulting. Prior to joining Dynamic Decisions, from 1999-2001, Mr. Serna Cardenas served as an associate with Real Options Group. Real Options Group is an international academic research center consulting to business entities. Before joining Real Options Group, Mr. Serna Cardenas was the general manager with Estudios, Consultorias y Asesorias Financieras, a Financial Consulting firm in Columbia. He has been a director of Pairstech Fund, a UK hedge Fund since 2008. Mr. Cardenas’ professional experience and background as an entrepreneur and as a financial consultant and with us, as one of our directors since 2006, have given him the expertise needed to serve as one of directors.

Board Leadership Structure

The Board believes that the segregation of the roles of Board Chairman and the Chief Executive Officer ensures better overall governance of the Company and provides meaningful checks and balances regarding its overall performance. This structure allows our Chief Executive Officer to focus on developing and implementing the Company’s business plans and supervising the Company’s day-to-day business operations, and allows our Chairman to lead the Board in its oversight and advisory notes. Because of the many responsibilities of the Board and the significant time and effort required by each of the Chairman and the Chief Executive Officer to perform their respective duties, the Company believes and having separate persons in these roles enhances the ability of each to discharge those duties effectively and

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enhances the Company’s prospects for success. The Board also believes that having separate positions provides a clear delineation of responsibilities for each position and fosters greater accountability of management. For the foregoing reasons, the Board had determined that its leadership structure is appropriate and in the best interest of the stockholders.

The Board’s Oversight of Risk Management

The Board recognizes that companies face a variety of risks, including credit risk, liquidity risk, strategic risk, and operational risk. The Board believes an effective risk management system will (1) timely identify the material risks that we face, (2) communicate necessary information with respect to material risks to senior executives and, as appropriate, to the Board of relevant Board committee (3) implement appropriate and responsive risk management strategies consistent with the Company’s risk profile, and (4) integrate risk management into Company decision-making. The Board encourages and management promotes a corporate culture that incorporates risk management into the Company’s corporate strategy and day-to-day business operations. The Board also continually works, with the input of management and executive officers, to assess and analyze the most likely areas of future risk for the Company.

Committees of the Board

The Board has standing audit, compensation and nominating and corporate governance committees (respectively, the “Audit Committee,” the “Compensation Committee,” and the “Nominating and Corporate Governance Committee.”)

Attendance at Committee and Board Meetings

In 2013, the Board held a total of twelve meetings; the Audit Committee held a total of four meetings, the Compensation Committee held a total of two meetings; and the Nominating and Corporate Governance Committee did not meet. Each of our directors attended at least 92% of the aggregate of the total number of meetings of the Board and all of the meetings of the committees of the Board on which he or she served. All of our directors attended our annual meeting of stockholders in 2013.

Compensation Committee

The Compensation Committee reviews and recommends to the Board the compensation and benefits of all officers of the Company, reviews general policy matters relating to compensation and benefits of employees of the Company, and administers the issuance of stock options to the Company’s officers, employees, directors and consultants. The Compensation Committee is comprised of three members, Leonard M. Schiller, Leslie Bernhard and a third open position. A copy of the Compensation Committee Charter has been posted on our Web site at www.milestonescientific.com.

Audit Committee

The Audit Committee was established to meet with management and the Company’s independent accountants to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee’s purpose is to: (A) assist the Board in its oversight of: (i) the integrity of our financial statements; (ii) our compliance with legal and regulatory requirements; (iii) our independent auditors’ qualifications and independence; (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors and (v) the preparation of our Annual Report on Form 10-K for the fiscal year ended December 31, 2013; and (B) to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors. The Audit Committee is comprised of Pablo Cardenas and Leonard M. Schiller, both of whom are independent as defined in the listing standards of the NYSE MKT and Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board adopted a revised written charter for the Audit Committee in July 2005 (the “Charter”). A copy of the Charter has been posted on our Web site at www.milestonescientific.com.

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Audit Committee Financial Expert

The Board has determined that Mr. Cardenas is an “audit committee financial expert,” as that term is defined in Item 407(d)(5) of Regulation S-K, and “independent” for purposes of the listing standards of the NYSE MKT and Section 10A(m)(3) of the Exchange Act.

Nominating and Corporate Governance Committee

The Board formed a Nominating and Corporate Governance Committee in May 2004. The members of the Nominating and Corporate Governance Committee are Leonard M. Schiller and Leslie Bernhard.

The Nominating and Corporate Governance Committee will consider director candidates recommended by stockholders. In considering candidates submitted by stockholders, the Committee will take into consideration the needs of the Board and the qualifications of the candidate. The Committee may also take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held. To have a candidate considered by the Committee, a stockholder must submit the recommendation in writing and must include the following information: the name of the stockholder and evidence of the person’s ownership of Company stock, including the number of shares owned and the length of time of ownership; the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director of the Company; and, the person’s consent to be named as a director if selected by the Committee and nominated by the Board.

The stockholder recommendation and information described above must be sent to the Company’s Chief Financial Officer at 220 South Orange Avenue, NJ 07039 and must be received not less than 120 days prior to the anniversary date of the Company’s most recent annual meeting of stockholders.

The Committee believes that the minimum qualifications for service as a director of the Company are that a nominee possess an ability, as demonstrated by recognized success in his or her field, to make meaningful contributions to the Board’s oversight of the business and affairs of the Company and an impeccable reputation of integrity and competence in his or her personal or professional activities. The Committee’s evaluation of potential candidates shall be consistent with the Board’s criteria for selecting new directors. Such criteria include an understanding of the Company’s business environment and the possession of such knowledge, skills, expertise and diversity of experience so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or satisfy any independence requirements imposed by law, regulation or listing requirements.

The Committee may also receive suggestions from current Board members, company executive officers or other sources, which may be either unsolicited or in response to requests from the Nominating and Corporate Governance Committee for such candidates. The Nominating and Corporate Governance Committee also, from time to time, may engage firms that specialize in identifying director candidates.

Once a person has been identified by the Committee as a potential candidate, the Committee may collect and review publicly available information regarding the person to assess whether the person should be considered further. If the Committee determines that the candidate warrants further consideration, the Chairman or another member of the Committee may contact the person. Generally, if the person expresses a willingness to be considered and to serve on the Board, the Committee may request information from the candidate, review the person’s accomplishments and qualifications and may conduct one or more interviews with the candidate. The Committee may consider all such information in light of information regarding any other candidates that the Committee might be evaluating for membership on the Board. In certain instances, Committee members may contact one or more references provided by the candidate or may contact other members of the business community or other persons that may have greater first-hand knowledge of the candidate’s accomplishments. The Committee’s evaluation process does not vary based on whether or not a candidate is recommended by a stockholder, although, as stated above, the Board may take into consideration the number of shares held by the recommending stockholder and the length of time that such shares have been held.

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Additionally, the Committee will assist the board on corporate governance. Specifically, the Committee will evaluate the size and composition of the board and its members, reviewing governance issues and making recommendations to the board regarding possible changes and reviewing and monitoring compliance with the code of ethics and insider trading policy.

The Committee adopted a revised written charter in July 2005, which is available to security holders on Milestone’s website at www.milestonescientific.com.

Director Independence

The Board has determined that Leonard M. Schiller, Leslie Bernhard and Pablo Felipe Serna Cardenas (the “Independent Directors”) are independent as that term is defined in the listing standards of the NYSE MKT. As disclosed above, Messrs. Cardenas and Schiller are the members of the Audit Committee and are independent for such purpose. Mr. Schiller and Leslie Bernhard are members of the Compensation and Nominating and Corporate Governance Committees and are independent for such purposes.

In determining director independence, the Board considered the common stock awards to the Independent Directors for the year ended December 31, 2013, disclosed in “Director Compensation” below, and determined that such awards were compensation for services rendered to the Board and therefore did not impact their ability to continue to serve as Independent Directors.

Stockholder Communication with the Board

The Board has established a process to receive communications from stockholders. Stockholders and other interested parties may contact any member (or all members) of the Board, or the non-management directors as a group, any Board committee or any chair of any such committee by mail or electronically. To communicate with the Board, any individual director or any group or committee of directors, correspondence should be addressed to the Board or any such individual directors or group or committee of directors by either name or title. All such correspondence should be sent “c/o Corporate Secretary” at 220 South Orange Avenue, Livingston, NJ 07039. All communications received as set forth in the preceding paragraph will be opened by the Corporate Secretary of the Company for the sole purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, patently offensive material or matters deemed inappropriate for the Board will be forwarded promptly to the addressee. In the case of communications to the Board or any group or committee of directors, the Company’s Corporate Secretary will make sufficient copies of the contents to send to each director who is a member of the group or committee to which the envelope or e-mail is addressed.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table, together with the accompanying footnotes, sets forth information, as of the Record Date, regarding stock ownership of the Named Executive Officers (defined below), directors, officers and directors as a group, and all persons known by Milestone to own beneficially more than 5% of Milestone’s outstanding Common Stock.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of Common Stock owned by them. All information with respect to beneficial ownership has been furnished to us by the respective stockholder.

	March 12, 2014
	Shares of Common Stock		Percentage
Names of Benefical Owner (1)	Beneficially Owned (2)		of Ownership
Executive Officers and Directors
Leonard Osser	2,927,635	(3)	16.47%
Joseph D’Agostino	1,088,010	(4)	6.12%
Leonard Schiller	159,533	(5)	*
Pablo Felipe Serna Cardenas	70,805	(6)	*
Leslie Bernhard	36,538	(7)	*
All directors & executive officers as group (5 persons)	4,282,521	(8)	24.09%
K. Tucker Andersen	3,125,744		17.58%
Tom Cheng	1,150,099		6.47%

*	Less than 1%
(1)	The addresses of the persons named in this table are as follows: Leonard Osser and Joseph D’Agostino are at 220 South Orange Avenue in, New Jersey 07039; Leonard M. Schiller, c/o Schiller, Klein & McElroy, P.C., 33 North Dearborn Street, Suite 1030, Chicago, Illinois 60602; Pablo Felipe Serna Cardenas, Via Camillo Golgi 2 Opera, Italy 20090; Leslie Bernhard, c/o AdStar, Inc., 4553 Glencoe Avenue, Suite 325, Marina del Rey, California 90292; K. Tucker Andersen, c/o Above all Advisors LLC, 369 Lexington Avenue, Suite 305, New York, New York 10017; and Tom Cheng, c/o United Systems 18725 E. Gale Ave #221, City of Industry, CA 91748.
(2)	A person is deemed to be a beneficial owner of securities that can be acquired by such person within 60 days from March 12, 2014, as applicable, upon the exercise of options and warrants or conversion of convertible securities. Each beneficial owner’s percentage ownership is determined by assuming that options, warrants and convertible securities that are held by such person (but not held by any other person) and that are exercisable or convertible within 60 days from the filing of this report have been exercised or converted. Except as otherwise indicated, and subject to applicable community property and similar laws, each of the persons named has sole voting and investment power with respect to the shares shown as beneficially owned. All percentages are determined based on the number of all shares, including those underlying options exercisable within 60 days from the filing of this report held by the named individual, divided by 17,780,465 outstanding shares on March 12, 2014, plus those shares underlying options exercisable within 60 days from the filing of this report held by the named individual or the group.
(3)	Includes 1,443,180 shares held by Mr. Osser or family, 1,182,493 shares to be issued at the termination of his employment agreement, and 301,962 shares subject to common stock options; 42,193 at $1.74, 73,333 at $1.49, 103,703 at $0.75 and 82,733 at $1.65.
(4)	Includes 377,108 shares to be issued at the termination of employment. Also 29,231 shares held by Mr. D’Agostino at March 12, 2014. Additionally, this includes 681,671 shares subject to common stock options as follows: 60,000 shares at $0.40; 100,000 shares at $1.15; 31,646 shares at $1.58; 200,000 shares at $1.00; 215,741 shares at $0.36; 52,084 shares at $1.28; and 22,200 shares at $1.50.

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(5)	Includes 134,533 shares held by Mr. Schiller and 25,000 shares issuable upon the exercise of a common stock option at $0.55 per share.
(6)	Includes 45,805 shares held by Mr. Cardenas and 25,000 shares issuable upon the exercise of a common stock option at $0.55 per share.
(7)	Includes 11,538 shares held by Ms. Bernhard and 25,000 shares issuable upon the exercise of a common stock option at $0.55 per share.
(8)	Includes an aggregate of 1,058,633 shares of common stock underlying outstanding options.

Securities Authorized for Issuance Under Equity Compensation Plans

Equity Compensation Plan Information

The following table summarizes the (i) options granted under both the Milestone 2004 and 2011 Stock Option Plans, and (ii) options and warrants granted outside both the Milestone 2004 and 2011 Stock Option Plans, as of December 31, 2013. The shares covered by outstanding options and warrants are subject to adjustment for changes in capitalization, stock splits, stock dividends and similar events. No other equity compensation has been issued.

	Number of Securities to be issued upon exercise of outstanding options and warrants	Weighted-average exercise price of outstanding options and warrants	Number of securities remaining available for future issuance under equity compensation plan
Equity compensation plan approved by stockholders
Grants under our 2004 Stock Option Plan (1)	—	—	750,000
Grants under our 2011 Stock Option Plan (2)	898,327	$0.92	1,045,007
Aggregate individual option and warrants grants	759,504	$1.04	Not applicable

Total	1,657,831	$0.97	1,795,007

(1)	The 2004 Stock Option Plan, as amended, provides for the grant of options to purchase up to 750,000 shares of Milestone’s common stock and expires in July 2014. Options may be granted to employees, officers, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the common stock on the date of the grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. No options were exercised in 2013.
(2)	The 2011 Stock Option Plan provides for the grant of options to purchase 2,000,000 shares of Milestone’s common stock and expires in June 2021. Options may be granted to employees, directors and consultants of Milestone for the purchase of common stock of Milestone at a price not less than the fair market value of the Common Stock on the date of grant. In general, options become exercisable over a three-year period from the grant date and expire five years after the date of grant. 56,666 options was exercised in 2013.

Stock Plan

In 2006 Milestone adopted an equity compensation plan for the issuance of up to 300,000 shares of the common stock in lieu of cash compensation for services performed by employees, officers, directors and consultants (the “2006 Stock Plan”). The purpose of the 2006 Stock Plan is to conserve cash while allowing Milestone to adequately compensate existing employees, officers, directors and consultants, or new employees, officers, directors and consultants, whose performance will contribute to the long-term success and growth. Milestone believe that the availability of these shares will also strengthen the ability to attract and retain employees, officers, directors and consultants of high competence, increase the identity of interests of such people with those of the stockholders and help maintain loyalty to us through recognition and the opportunity for stock ownership. All shares granted under this plan will be at fair market value, or at a premium to that value, on the date of grant. As of December 31, 2013 there are no shares remaining for grants under the 2006 Stock Plan.

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In December 2007, the Board authorized Milestone to issue up to $2 million of its common stock to vendors or employees, and to grant them piggy back registration rights in the usual form, at a value of not less than 90% of the market value on the date of the agreement for the vendor or employee to accept said shares. Such future shares are not included in the above noted shares reserved for future issuance. At December 31, 2013 and 2012 there were $11,316, respectively, available to be issued under this plan.

EXECUTIVE OFFICERS

The following table sets forth the names, ages and principal positions of the executive officers of the Company and two non-officer key employees as of the Record Date.

Name	Age	Title
EXECUTIVE OFFICERS
Leonard A. Osser	66	Chief Executive Officer and Director
Joseph D’Agostino	62	Chief Financial Officer
KEY EMPLOYEES
Eugene Casagrande, D.D.S.	70	Director of Professional Relations
Mark Hochman, D.D.S.	56	Director of Clinical Affairs

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Osser whose business experience is discussed above).

Joseph D’Agostino, Chief Financial Officer and Chief Operating Officer

Joining Milestone in January 2008 as Acting CFO, Joseph D’Agostino brings to Milestone a wealth of finance and accounting experience earned over 25 years serving both publicly and privately held companies. Following a nine month performance assessment by the Board, Mr. D’Agostino was officially named Milestone’s Chief Financial Officer in October 2008. Mr. D’Agostino was giving the additional position of Chief Operating Officer in September 2011. A results-oriented and decisive leader, he has specific proven expertise in treasury and cash management, strategic planning, information technology, internal controls, Sarbanes-Oxley compliance, operations and financial and tax accounting. Immediately prior to joining Milestone, Mr. D’Agostino served as Senior Vice President and Treasurer of Summit Global Logistics, a publicly traded, full service international freight forwarder and customs broker with operations in the United States and China. Previous executive posts also included Executive Vice President and CFO of Haynes Security, Inc., a leading electronic and manned security solutions company serving government agencies and commercial enterprises; Executive Vice President of Finance and Administration for Casio, Inc., the U.S. subsidiary of Casio Computer Co., Ltd., a leading manufacturer of consumer electronics with subsidiaries throughout the world; and Manager of Accounting and Auditing for Main Hurdman’s National Office in New York City (merged into KPMG). Mr. D’Agostino is a Certified Public Accountant and holds memberships in the American Institute of CPA’s, New Jersey Society of CPA’s, Financial Executive Institute, Consumer Electronics Industry Association and Homeland Security Industry Association. He is a graduate of William Paterson University where he earned a Bachelor of Arts degree in Science.

Dr. Eugene Casagrande, Director of International & Professional Relations

Since 1998, Dr. Casagrande has served as Director of International and Professional Relations, charged with pursuing a broad range of clinical and industry-related strategic business opportunities for the Company. He has also lectured both nationally and internationally at over 35 dental schools and in over 22 countries on Computer-Controlled Local Anesthesia Delivery. Dr. Casagrande is past president of the California State Board of Dentistry and the Los Angeles Dental Society and is a Fellow of the American and International Colleges of Dentists and has served on the faculty of the University of Southern California, School of Dentistry.

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Mark Hochman, D.D.S., Director of Clinical Affairs

Dr. Hochman has served as Director of Clinical Affairs and Director of Research and Development since 1999. He has a Doctorate of Dental Surgery with advanced training in the specialties of Periodontics and Orthodontics from New York University of Dentistry and has been practicing dentistry since 1984. He holds a faculty appointment as a clinical associate professor at NYU School of Dental Surgery. Recognized as a world authority on Advanced Drug Delivery Instruments, Dr. Hochman has published numerous articles in this area, and shares in the responsibility for inventing much of the technology currently available from Milestone.

There are no family relationships among any of our directors or executive officers.

COMPENSATION OF DIRECTORS AND OFFICERS AND RELATED MATTERS

Executive Compensation

The following Summary Compensation Table sets forth all compensation earned, in all capacities, during the fiscal years ended December 31, 2013 and 2012 by (i) Milestone’s CEO and (ii) the CFO, who is the most highly compensated executive officer other than the CEO who was serving as an executive officer at the end of the 2013 fiscal year and whose salary as determined by Regulation S-K, Item 402, exceeded $100,000 (the individuals falling within categories (i) and (ii) are collectively referred to as the “Named Executive Officers”).

					Other	Option
NAME AND PRINCIPAL POSITION	YEAR	Salary	Bonuses		Compensation	Awards (2)	Total
Leonard A. Osser
Chief Executive Officer	2013	$300,000	$400,000	(1)	$42,149	$400,000	$1,142,149
	2012	$300,000	$200,000	(1)	$29,831	$100,000	$629,831
Joseph D’Agostino	2013	$171,600	$50,000	(3)	$33,012	$100,000	$354,612
Chief Financial Officer	2012	$171,600	$50,000	(3)	$29,609	$100,000	$351,209

(1)	Payment of $400,000 and $200,000 of the bonuses for the years ended December 31, 2013 and 2012, respectively, of which $200,000 and $100,000 have been deferred and will be paid in common stock upon the termination of his employment with Milestone in accordance with the terms of his employment agreement. The remaining balance of $200,000 for the 2013 bonus will be paid during 2014 and $100,000 for the 2012 bonus has been paid in 2013. Other compensation represents payments made for personal use of corporate apartment in China, health insurance coverage and car allowance.
(2)	The amounts in this column reflect the fair value of the options at date of grant. For details used in the assumption calculating the fair value of the option reward, see Note B to the Financial Statements for the year ended December 31, 2013 and 2012, which is located on pages F-7 through F-11 of the Annual Report on Form 10-K for the year ended December 31, 2013. Compensation cost is generally recognized over the vesting period of the award. See the table below entitled “Outstanding Equity Awards at December 31, 2013.
(3)	Payment of the bonuses have been deferred and will be paid in common stock upon the termination of his employment with Milestone in accordance with the terms of his employment agreement. Other compensation represents payments made for health insurance coverage and car allowance.

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Employment Contracts

As of September 1, 2009, Milestone entered into a five-year employment agreement with Leonard Osser as its Chief Executive Officer. The term of the 2009 agreement is automatically extended for successive one-year periods unless prior to August 1 of any year, either party notifies the other that he or it chooses not to extend the term. Under the 2009 agreement, the CEO receives base compensation of $300,000 per year. In addition, the CEO, may earn annual bonuses up to an aggregate of $400,000, payable one half in cash and one half in common stock, contingent upon achieving targets set for each year by the Compensation Committee. In addition, if in any year of the term of the agreement the CEO earns a bonus, he shall also be granted five-year stock options to purchase twice the number of bonus shares earned. Each such option is to be exercisable at a price per share equal to the fair market value of a share on the date of grant (110%) of the fair market value if the CEO is a 10% or greater stockholder on the date of grant). The options shall vest and become exercisable to the extent of one-third of the shares covered at the end of each of the first three years following the date of grant, but shall only be exercisable while the CEO is employed by Milestone or within 30 days after the termination of his employment. In 2012 the CEO waived the option component of his bonus for that year.

In accordance with the employment contract, 1,306,716 shares of common stock are to be paid out at the end of the contract in settlement of $1,408,333 at December 31, 2013 and 1,182,493 shares of common stock are to be paid out at the end of the contract in settlement of $1,208,333 at December 31, 2012 of accrued deferred compensation and, accordingly, such shares have been classified in stockholders’ equity with the common shares classified as to be issued.

This 2009 agreement suspended the previous 2008 employment with 40-months remaining in its term. Under the 2008 agreement Mr. Osser is employed as an executive, but not the CEO. In March 2013, the 2008 agreement was amended to extend its remaining term to 120-months.

Objective of Executive Compensation Program

The primary objective of the executive compensation program is to attract and retain qualified, energetic managers who are enthusiastic about the mission and culture. A further objective of the compensation program is to provide incentives and reward each manager for their contribution. In addition, Milestone strives to promote an ownership mentality among key leadership and the Board.

The Compensation Committee reviews and approves, or in some cases recommends for the approval of the full Board, the annual compensation procedures for the Named Executive Officers.

The compensation program is designed to reward teamwork, as well as each manager’s individual contribution. In measuring the Named Executive Officers’ contribution, the Compensation Committee considers numerous factors including the growth, strategic business relationships and financial performance. Regarding most compensation matters, including executive and director compensation, the management provides recommendations to the Compensation Committee; however, the Compensation Committee does not delegate any of its functions to others in setting compensation. Milestone does not currently engage any consultant to advice on executive and/or director compensation matters.

Stock price performance has not been a factor in determining annual compensation because the price of Milestone’s common stock is subject to a variety of factors outside of the control. Milestone does not have an exact formula for allocating between cash and non-cash compensation.

Annual chief executive officer compensation consists of a base salary component and periodic stock option grants. It is the Compensation Committee’s intention to set totals for the chief executive officer for cash compensation sufficiently high enough to attract and retain a strong motivated leadership team, but not so high that it creates a negative perception with the other stakeholders. The chief executive officer receives stock option grants under the stock option plan. The number of stock options granted to the executive officer is made on a discretionary rather than a formula basis by the Compensation Committee. The chief executive officer’s current and prior compensation is considered in setting

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future compensation. In addition, Milestone reviews the compensation practices of 28 other companies. To some extent, the compensation plan is based on the market and the companies that compete for executive management. The elements of the plan (e.g., base salary, bonus and stock options) are similar to the elements used by many companies. The exact base pay, stock option grant, and bonus amounts are chosen in an attempt to balance the competing objectives of fairness to all stakeholders and attracting/retaining executive managers.

Outstanding Equity Awards at December 31, 2013

The following table includes certain information with respect to the value of all unexercised options previously awarded to the Named Executive Officers.

	2013 Options Awards				Stock Awards
	Number of Securities	Number of Securities			Number of Shares or	Market Value of Number
	Underlying Unexercised	Underlying Unexercised	Option Exercise	Option Expiration	Units of Stock that	of Shares or Units of Stock
Name	Options (#) Exercisable (1)	Options (#) Unexercisable (1)	Price ($)	Date	have not vested (#) (2)	that have not vested (#) (3)
Leonard Osser	82,733	165,715	$1.65	12/31/2018	1,306,717	$1,960,076
	103,703	29,632	$0.75	1/9/2017
	42,193	—	$1.74	12/17/2014
	73,333	—	$1.40	11/2/2014

Total	301,962	195,347

Joseph D’Agostino	22,200	44,466	$1.50	12/31/2018	377,108	$565,662
	52,084	26,042	$1.28	12/28/2017
	215,741	62,037	$0.36	12/31/2016
	100,000	—	$1.00	12/20/2015
	100,000	—	$1.00	12/20/2015
	50,000	—	$1.15	12/17/2014
	31,646	—	$1.58	12/17/2014
	50,000	—	$1.15	9/1/2014
	60,000	—	$0.40	3/31/2014

Total	681,671	132,545

(1)	Represents stock option grants at fair market value on the date of grant.
(2)	Issuance of the shares of common stock has been deferred until the termination of his employment with the Company in accordance with the terms of his employment agreement.
(3)	Based on the closing price per share of $1.50 as reported on the OTCQB on December 31, 2013.

Compensation of Directors

Milestone issued company shares as compensation to its independent directors in 2013 as stated below in the compensation table. On May 23, 2013 Milestone approved annual compensation to its directors in the amount of $30,000, one half payable in common stock shares and one half in cash. On May 23, 2013, $15,000 of common shares were issued to each independent director.

The following table provides compensation information for the year ended December 31, 2013 for each of the independent directors. Directors are reimbursed for the costs relating to attending board and committee meetings.

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Director Compensation

	2013	Fees Earned or
Name	Stock Awards (1)	Paid in Cash ($)	Total ($)
Leonard M. Schiller	$15,000	$15,000	$30,000
Leslie Bernhard	$15,000	$15,000	$30,000
Pablo Felipe Serna Cardenas	$15,000	$15,000	$30,000

(1)	Represents the aggregate grant-date fair value of the awards computed in accordance with the FASB ASC Topic 718. 39,129 Shares, valued at $1.15 per share on May 23, 2013, were issued to each director.
(2)	At December 31, 2013 each director also held an option exercisable for 25,000 shares of common stock at an exercise price of $0.55 per share.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934 requires our officers and directors, and person who own more than ten percent of a registered class of our equity securities, to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than ten-percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnish to us, or written representations that no Forms 5 were required, we believe that all Section 16(a) filing requirements applicable to our officers and director were complied with during the fiscal year ended December 31, 2013.

Certain Relationships and Related Transactions

In 2008, Milestone borrowed $450,000 from K. Tucker Andersen, the beneficial owner of over 17% of Milestone’s common stock. The borrowing was originally a short term loan with a maturity date of January 19, 2009. In December 2008 and again on June 30, 2011, this borrowing was refinanced with the shareholder and the due date was extended to January 3, 2014. The noted issued on this borrowing included a twelve percent interest rate, interest compounded quarterly, with interest and principle due at the maturity. Further, the note provided for the issuance of warrants to the stockholder that is exercisable for five years at the price of $0.32 per share for 45,000 shares of common stock. The warrants were valued using the Black-Scholes model and are reflected as a discount against the debt. These warrants expired in June 2012. In 2013, Milestone issued 614,344 shares ($1.40 per share) of common stock on conversion of $830,081, all of principal and interest on the outstanding note.

In 2013, Milestone entered a three year consulting agreement with K. Tucker Anderson to provide business and strategic services to the CEO of Milestone. The fee for these services is $100,000 annually.

Tom Cheng, a beneficial owner of over 6% of Milestone’s common stock, is also a shareholder of a major supplier of handpieces to the Milestone. Milestone purchased $3,026,041 and $1,966,077 from this supplier for the years ended December 31, 2013 and 2012, respectively. In addition, Mr. Cheng is also a shareholder of Beijing 3H and an investor in the Medical Joint Venture.

In the first quarter of 2013, the CEO of Milestone loaned Milestone $50,000 for use in capitalizing a fifty percent equity portion in the joint venture with Milestone Education LLC. This balance is included in the accrued expenses on the condensed balance sheets. There is no interest to this agreement. The loan will be paid in 2014.

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AUDIT COMMITTEE REPORT

The Audit Committee’s purpose is to assist the Board in its oversight of (i) the integrity of our financial statements, (ii) our compliance with legal and regulatory requirements, (iii) our independent auditors’ qualifications and independence, and (iv) the performance of our internal audit function and independent auditors to decide whether to appoint, retain or terminate our independent auditors, and to pre-approve all audit, audit-related and other services, if any, to be provided by the independent auditors; and to prepare this Report.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and the establishment and effectiveness of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for performing an independent audit of the financial statements in accordance with generally accepted auditing standards. The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

The Audit Committee reviewed our audited financial statements for the year ended December 31, 2013, and met with management to discuss such audited financial statements. The Audit Committee has discussed with our independent accountants, Baker Tilly Virchow Krause, LLP, the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The Audit Committee has received the written disclosures and the letter from Baker Tilly Virchow Krause, LLP required by the Independence Standards Board Standard No. 1, as may be modified or supplemented. The Audit Committee has discussed with Baker Tilly Virchow Krause, LLP its independence from Milestone and its management. Baker Tilly Virchow Krause, LLP had full and free access to the Audit Committee. Based on its review and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Milestone Annual Report on Form 10-K for the fiscal year ended December 31, 2013.

Submitted by the Audit Committee

Pablo Felipe Serna Cardenes

Leonard Schiller

PROPOSAL 2

ADVISORY APPROVAL OF THE APPOINTMENT OF INDEPENDENT AUDITORS

(ITEM 2 ON THE PROXY CARD)

Baker Tilly Virchow Krause, LLP (formerly Holtz Rubenstein Reminick LLP) has been our independent auditor since September 2007. Their audit report appears in our annual report for the fiscal year ended December 31, 2013. A representative of Baker Tilly Virchow Krause, LLP will be at the Annual Meeting and will have an opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

Selection of the independent accountants is not required to be submitted to a vote of our stockholders for ratification. In addition, the Sarbanes-Oxley Act of 2002 requires the Audit Committee to be directly responsible for the appointment, compensation and oversight of the audit work of the independent auditors. The Audit Committee expects to appoint Baker Tilly Virchow Krause, LLP to serve as independent auditors to conduct an audit of Milestone’s accounts for the 2014 fiscal year. However, the Board is submitting this matter to Milestone’s stockholders as a matter of good corporate practice. If the stockholders fail to vote on an advisory basis in favor of the selection, the Audit Committee will take that into consideration when deciding whether to retain Baker Tilly Virchow Krause, LLP, and may retain that firm or another without re-submitting the matter to the stockholders. Even if stockholders vote on an advisory basis in favor of the appointment, the Audit Committee may, in its discretion, direct the appointment of different independent auditors at any time during the year if it determines that such a change would be in the best interests of Milestone and the stockholders.

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Recommendation of the Board

The Board recommends that the stockholders vote FOR advisory approval of the appointment of the independent auditor.

Audit Committee Matters and Fees Paid to Independent Auditors

Audit Fees

Milestone incurred audit and financial statement review fees totaling $143,166 and $151,307 for 2013 and 2012, respectively, from Baker Tilly Virchow Krause, LLP, the principal accountant for 2013 and 2012.

Audit Related Fees

There were no audit related fees to the principal accountant Baker Tilly Virchow Krause, LLP in 2013 and 2012.

Tax Fees

There were no fees for services related to tax compliance, tax advice and tax planning billed by the principal accountant in 2013 and 2012.

All Other Fees

There were no other fees billed during 2013 and 2012 by Milestone’s principal accountants.

Audit Committee Administration of the Engagement

The engagement with Baker Tilly Virchow Krause, LLP, the principal accountants, was approved in advance by the Board and the Audit Committee. There were no non-audit or non-audit related services were approved by the Audit Committee in 2013.

Audit Committee Pre-Approved Policies and Procedures

The Audit Committee will pre-approve audit services and non-audit services to be provided by the Company’s independent auditors before the accountant is engaged to render these services. The Audit Committee may consult with management in the decision-making process, but may not delegate this authority to management. The Audit Committee may delegate its authority to pre-approve services to one or more committee members, provided that the designees present the pre-approvals to the full committee at the next committee meeting.

OTHER BUSINESS

As of the date of this Proxy Statement, we know of no other business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the Annual Meeting for action by stockholders, the persons designated as proxies will vote all shares in accordance with the recommendation of the Board or, in the absence of such a recommendation, in accordance with their best judgment.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers

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household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or Annual Report, please address your request for delivery of the Proxy Statement and/or Annual Report to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

Requirements, Including Deadlines, for Submission of Proxy Proposals, Nomination of Directors and Other Business of Stockholders

Stockholders interested in presenting a proposal for consideration at the annual meeting of stockholders in 2015 must follow the procedures found in Rule 14a-8 under the Exchange Act. To be eligible for inclusion in the Company’s 2015 proxy materials, all qualified proposals must be received by our Corporate Secretary no later than December 26, 2014. A stockholder who wishes to make a proposal at the next annual meeting of stockholders without including the proposal in our proxy statement must notify us not less than thirty (30) days and not more than sixty (60) days prior to the scheduled annual meeting, regardless of any postponements, deferrals or adjournments of that meeting to a later date; provided, however, that if less than forty (40) days’ notice or prior public disclosure of the date of the scheduled annual meeting is given or made, notice by the stockholder, to be timely, must be so delivered or received not later than the close of business on the tenth (10th) day following the earlier of the day on which such notice of the date of the scheduled annual meeting was mailed or the day on which such public disclosure was made. If a stockholder fails to give notice by this date, then the persons named as proxies in the proxies solicited by us for the next annual meeting of stockholders will have discretionary authority to vote on the proposal. Stockholder proposals should be addressed to the Corporate Secretary, Milestone Scientific Inc., 220 South Orange Avenue in Livingston, New Jersey 07039.

EVERY STOCKHOLDER, WHETHER OR NOT HE OR SHE EXPECTS TO ATTEND THE ANNUAL MEETING IN PERSON, IS URGED TO EXECUTE THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED BUSINESS REPLY ENVELOPE.

Electronic Availability of Proxy Statement and Annual Report

As permitted by Securities and Exchange Commission rules, we are making this proxy statement and our annual report available to stockholders electronically via the Internet on the Company’s website at https://materials.proxyvote.com/59935P. On April 24, 2014, will begin mailing to our stockholders a notice containing instructions on how to access this proxy statement and our annual report and how to vote online. If you received this notice, you will not receive a printed copy of the proxy materials unless you requested it by following the instructions for requesting such materials contained on the notice or set forth in the following paragraph.

If you received a paper copy of this proxy statement by mail and you wish to receive a notice of availability of next year’s proxy statement either in paper form or electronically via e-mail, you can elect to receive a paper notice of availability by mail or an e-mail message that will provide a link to these documents on our website. By opting to receive the notice of availability and accessing your proxy materials online, you will save the Company the cost of producing and mailing documents to you reduce the amount of mail you receive and help preserve environmental resources. Registered stockholders may elect to receive electronic proxy and annual report access or a paper notice of availability for future annual meetings by registering online at www.proxyvote.com. If you received electronic or paper notice of availability of these proxy materials and wish to receive paper delivery of a full set of future proxy materials, you may do so at the same location. Beneficial or “street name” stockholders who wish to elect one of these options may also do so at www.proxyvote.com. Please enter your 12 digit control number located on the proxy card or notice.

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our Annual Report on Form 10-K for the year ended December 31, 2013 including the financial statements and financial statement schedules included therein. All such requests should be directed to Joseph D’Agostino, Chief Financial Officer, Milestone Scientific Inc., 220 South Orange Avenue, Livingston, New Jersey 07039.

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*******

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting of Stockholders

to be held on June 4, 2014:

The Proxy Statement and Annual Report are available at https://materials.proxyvote.com/59935P.

*******

By order of the Board of Directors

Leslie Bernhard

Chairman of the Board

Livingston, New Jersey

April 24, 2014

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APPENDIX A *** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on June 4, 2014 MILESTONE SCIENTIFIC INC. Meeting Information Meeting Type: Annual Meeting For holders as of: April 7, 2014 Date: June 4, 2014 Time: 9:00 AM EDT Location: The Offices of Golenbock Eiseman Assor Bell & Peskoe at 437 Madison Ave, New York, New York 10022 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. 0000134474_1 R1.0.0.11699

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: 1. Annual Report 2. Notice & Proxy Statement How to View Online: Have the information that is printed in the box marked by the arrow XXXX XM XM (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before June 4, 2014 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form. 0000134474_2 R1.0.0.11699

Voting items The Board of Directors recommends that you vote FOR the following: 1. Election of Directors Nominees 01 LEONARD OSSER 02 LEONARD SCHILLER 03 LESLIE BERNHARD 04 PABLO F S CARDENAS The Board of Directors recommends you vote FOR the following proposal(s): 2. Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 0000134474_3 R1.0.0.11699

Voting Instructions 0000134474_4 R1.0.0.11699

MILESTONE SCIENTIFIC INC. 220 SOUTH ORANGE AVENUE LIVINGSTON, NJ 07039 ATTN: LAURA KAUNITZ APPENDIX B VOTE BY INTERNET—www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. Electronic Delivery of Future PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR the following: For Withhold For All All All Except To withhold authority to vote for any individual nominee(s), mark ?For All Except? and write the number(s) of the nominee(s) on the line below. 1. Election of Directors Nominees 0 0 0 01 LEONARD OSSER 02 LEONARD SCHILLER 03 LESLIE BERNHARD 04 PABLO F S CARDENAS The Board of Directors recommends you vote FOR proposal 2: For Against Abstain 2. Advisory approval of the appointment of Baker Tilly Virchow Krause, LLP. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. 0 0 0 For address change/comments, mark here. (see reverse for instructions) Yes No Please indicate if you plan to attend this meeting 0 0 Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Annual Report, Notice & Proxy Statement is/ are available at www.proxyvote.com . MILESTONE SCIENTIFIC INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING ON June 4, 2014 The undersigned hereby appoints Leonard Osser and Joseph D’Agostino, and each of them, with full power of substitution, the attorneys and proxies of the undersigned to attend the Annual Meeting of Stockholders of Milestone Scientific Inc. (the “Company”) to be held on June 4, 2014, at 9:00 a.m., EST, at Golenbock Eiseman Assor Bell & Peskoe LLP, 437 Madison Avenue, New York, NY and at any adjournment thereof, hereby revoking any proxies heretofore given, to vote all shares of common stock of the Company held or owned by the undersigned as indicated on the proposals as more fully set forth in the Proxy Statement, and in their discretion upon such other matters as may come before the meeting. Address change/comments: (If you noted any Address Changes and/or Comments above, please mark corresponding box on the reverse side.) Continued and to be signed on reverse side